Autolus Therapeutics Reports Preliminary Second Quarter 2026 Net Product Revenue and Announces Credit Facility of up to $250 Million with Perceptive Advisors August 3, 2026 at 7:13 AM EDT Company reports preliminary Q2 2026 AUCATZYL net product revenue of approximately $45 million and gross margin of approximately 35% year-to-date FY 2026 sales guidance increased to $140 – $150 million, from $120 – $135 million Capital base strengthened through five-year, interest-only credit facility with $75 million funded at close Autolus to report Q2 2026 financial results on August 11, 2026 LONDON and GAITHERSBURG, Md., Aug. 03, 2026 (GLOBE NEWSWIRE) -- Autolus Therapeutics plc  (Nasdaq: AUTL), a commercial-stage biopharmaceutical company developing, manufacturing and delivering next-generation programmed T cell therapies and candidates, today announced preliminary second quarter 2026 AUCATZYL net product revenue of approximately $45 million and gross margin of approximately 35% year-to-date. Autolus also announced that it has entered into a strategic financing with Perceptive Advisors (“Perceptive”), a leading global healthcare specialist investor, for the sale of notes of up to $250 million in aggregate principal amount in a five-year, interest-only senior credit facility (the “Credit Facility”), subject to certain conditions. An initial $75 million principal amount of notes has been issued by Autolus to Perceptive on July 30, 2026, and an additional $25 million in aggregate principal amount will be available at Autolus’ option for up to six months post-closing. An additional $150 million in aggregate principal amount of subsequent capital may become available in separate tranches upon achievement of certain pre-specified revenue milestones.    “In the second quarter, AUCATZYL sales increased approximately 70% over Q1 2026 and more than 100% compared to Q2 2025. The strong sales growth is driven by expanding product use within existing authorized treatment centers, as well as the addition of new centers coming online. Physician adoption of AUCATZYL is underscored by the real-world experience reported by the ROCCA consortium earlier in the year,” said Dr. Christian Itin, Chief Executive Officer of Autolus. “The increased product volumes, combined with the ongoing operational efficiency initiatives announced in April 2026, together drove a significant step up in gross margin from a negative gross margin of approximately 20% in the second half of 2025 to a positive gross margin of approximately 35% in the first half of 2026. We expect gross margin to continue to improve.” “The strategic financing with Perceptive Advisors provides us with additional capital to support key inflection points for the business, including clinical data milestones in our oncology and autoimmune development programs, and is underpinned by the positive sales and gross margin development from our core adult lymphoblastic leukemia (ALL) commercial business,” said Rob Dolski, Chief Financial Officer of Autolus. “With obe-cel’s unique profile we have a meaningful opportunity to expand into new and larger markets which we view as significant growth drivers. The potential additional tranches in this financing, if drawn down, provide optionality and flexibility to invest in these larger autoimmune indications.” “Our goal is to support technologies that carry a meaningful opportunity to help patients, and we are pleased to partner with Autolus in their mission to deliver obe-cel to people with cancer and autoimmune diseases. With this facility, we are providing flexible growth capital to enable the Company to deliver on its strategic priorities and catalyze value creation,” said Sam Chawla, Portfolio Manager at Perceptive Advisors. “This financing reflects our confidence in the leadership team at Autolus to continue to deliver on obe-cel’s commercial and development plans.” The Credit Facility will bear interest at a rate per annum equal to the one month secured overnight financing rate (“SOFR”) (subject to a SOFR floor of 3.50%), plus 7.25%, and will be interest-only until maturity. Interest margin reductions may become available upon achievement of certain revenue milestones. At closing of the Credit Facility, Autolus issued Perceptive a warrant to purchase up to 3.5 million American Depositary Receipts (ADSs), each ADS representing one ordinary share, at an exercise price of $1.9314 per ADS, equal to 125% of the 30-day VWAP immediately preceding the closing date. The combined first and second tranches from the Credit Facility, totaling $100 million in aggregate principal amount, together with Autolus’ most recently reported cash, cash equivalents and marketable securities, provide funding into Q2 2028, and are expected to allow the Company to deliver on key strategic priorities. Autolus will report full second quarter 2026 financial results on August 11, 2026. Further information on the terms of the credit facility can be found in the Company’s filings with the U.S. Securities and Exchange Commission in connection with the Credit Facility. Jefferies International Limited acted as debt advisor and Cooley served as legal advisor to Autolus Therapeutics in connection with the Credit Facility. Latham & Watkins served as legal advisor to Perceptive. About Autolus Therapeutics plc Autolus Therapeutics plc (Nasdaq: AUTL) is a commercial-stage biopharmaceutical company developing, manufacturing and delivering next-generation T cell therapies and candidates for the treatment of cancer and autoimmune disease. Using a broad suite of proprietary and modular T cell programming technologies, Autolus is engineering precisely targeted and controlled T cell therapies that are designed to better recognize target cells, break down their defense mechanisms and eliminate these cells. Autolus has a marketed therapy, AUCATZYL®, and a pipeline of product candidates in development for the treatment of hematological malignancies, solid tumors and autoimmune diseases. For more information, please visit www.autolus.com. EX-99.1

Cautionary Note Regarding Forward-Looking Statements   This press release contains forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical facts, and in some cases can be identified by terms such as "may," "will," "could," "expects," "plans," "anticipates," and "believes." These statements include, but are not limited to, statements regarding Autolus’ future expectations, plans and prospects, including guidance on 2026 AUCATZYL net product revenue and improvement in gross margin, and the impact of recently announced restructuring activities; the impact of the Credit Facility on Autolus’ anticipated cash runway; Autolus’s ability to achieve the milestones under the Credit Facility, including with respect to the availability of the remaining tranches of the Credit Facility and interest margin reductions; the therapeutic potential and expected clinical benefits of AUCATZYL for adult patients with r/r B-ALL and obe-cel in additional indications including LN and progressive MS; Autolus’s ability to obtain and maintain regulatory approval for obe-cel for adult r/r B-ALL in additional territories and the timing thereof; expectations regarding the commercialization, marketing and manufacturing of AUCATZYL for adult r/r B-ALL, including expanding into additional territories and the related timing of reaching patients in such territories; the development of obe-cel in autoimmune indications and of additional product candidates, including statements regarding the initiation, timing, progress and the results of clinical studies or trials and related preparatory work; the period during which the results of clinical studies or trials will become available; Autolus’ plans to expand, develop and enhance its manufacturing activities; and Autolus’ pursuit of expanded market access across Europe. Any forward-looking statements are based on management's current views and assumptions and involve risks and uncertainties that could cause actual results, performance, or events to differ materially from those expressed or implied in such statements. These risks and uncertainties include, but are not limited to, the risks identified in the section titled "Risk Factors" in Autolus' Annual Report on Form 10-K filed with the Securities and Exchange Commission (the SEC), on March 27, 2026 and any of its subsequent Quarterly Reports on Form 10-Q, as well as discussions of potential risks, uncertainties, and other important factors in Autolus' subsequent filings with the SEC. All information in this press release is as of the date of the release, and Autolus undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by law. You should, therefore, not rely on these forward-looking statements as representing Autolus’ views as of any date subsequent to the date of this press release. Contact:   Amanda Cray  +1 617-967-0207  a.cray@autolus.com